UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2018

KBR, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas 77002
(Address of principal executive offices)

Registrant’s telephone number including area code: (713) 753-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On November 12, 2018, KBR, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its credit agreement with Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer, and the other lenders party thereto, dated April 25, 2018 (the “Credit Agreement”). The Amendment amends the Credit Agreement to, among other things, permit (i) the issuance of the Notes (defined below) and our performance of our obligations thereunder and under the indenture governing the Notes, and the related convertible note hedge transactions and warrant transactions in connection with the Notes; (ii) an additional $100 million of secured bilateral letter of credit obligations; and (iii) an additional $100 million investment in the Company’s Australian subsidiaries.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01                                           Other Events.

On November 12, 2018, the Company issued a press release announcing its intention to offer $350 million aggregate principal amount of its convertible senior notes due 2023 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. On November 13, 2018, the Company issued a press release announcing the pricing of the Notes. Copies of the press releases are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. A copy of a related slide presentation is also filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

10.1

First Amendment to Credit Agreement, dated November 12, 2018, among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer, and the other lenders party thereto

99.1	Press Release dated November 12, 2018
99.2	Press Release dated November 13, 2018
99.3	Slide Presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

November 13, 2018
/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Public Law and Corporate Secretary

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